UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 10, 2006
EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)
INDIANA
(State of incorporation or organization)
0-23264
(Commission file number)
35-1542018
(I.R.S. Employer
Identification No.)
ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)
(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Signatures.
Radio Market Information

ITEM 7.01. Regulation FD Disclosure
On October 10, 2006, Emmis Operating Company, a wholly-owned subsidiary of Emmis Communications Corporation and the current borrower under a Revolving Credit and Term Loan Agreement dated May 10, 2004, as amended, will be making available to prospective participants in a new revolving credit and term loan agreement an offering memorandum that contains the radio market information attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

EXHIBIT #	DESCRIPTION
99.1	Radio Market Information.
Signatures.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION

Date: October 10, 2006	By:	/s/ J. Scott Enright

J. Scott Enright, Senior Vice President, Associate General Counsel and Secretary

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